UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 27, 2008
(Date of earliest event reported)
THE KROGER CO.
(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction	(Commission File Number)	(IRS Employer Number)
of incorporation)
1014 Vine Street
Cincinnati, OH 45202
(Address of principal executive offices)
Registrant’s telephone number: (513) 762-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events
Item 8.01 Other Events.
On December 20, 2007, The Kroger Co., and its subsidiary guarantors, filed Registration Statement No. 333-148216 on Form S-3 with the Securities and Exchange Commission pursuant to Rule 415 registering an indeterminate amount of securities (the “Registration Statement”). Pursuant to a Prospectus Supplement dated March 19, 2008, The Kroger Co. is issuing $400,000,000 of debt securities denominated 5.00% Senior Notes due 2013 and $375,000,000 of debt securities denominated 6.90% Senior Notes due 2038 (collectively, the “Notes”). The Notes are guaranteed by the subsidiary guarantors.
Filed as Exhibit 1.1 to the Registration Statement was a form of Underwriting Agreement for the issuance of debt securities. In connection with the issuance of the Notes, the Registrant has executed an Underwriting Agreement and a Pricing Agreement both dated as of March 19, 2008, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc. The Underwriting Agreement is attached hereto as Exhibit 1.1 and the Pricing Agreement is attached hereto as Exhibit 1.1.1
The form of Indenture for the Notes was filed as Exhibit 4.1 to the Registration Statement. The Nineteenth Supplemental Indenture, dated as of March 27, 2008, relating to the 5.00% Senior Notes due 2013, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee. The Nineteenth Supplemental Indenture is attached hereto as Exhibit 4.3.1.
The Twentieth Supplemental Indenture, dated as of March 27, 2008, relating to the 6.90% Senior Notes due 2038, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee, supplements the Indenture dated as of June 25, 1999, among The Kroger Co., its subsidiary guarantors, and Firstar Bank, National Association, as Trustee. The Twentieth Supplemental Indenture is attached hereto as Exhibit 4.3.2.
The Registrant intends to use the proceeds of the issuance of the Notes to repay short-term borrowings and borrowings under its credit facility and thereafter to use those borrowings or borrowings under its credit facility to repurchase, repay or redeem its outstanding indebtedness. The Registrant also expects to use borrowing proceeds for other general corporate purposes.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
1.1 Underwriting Agreement dated as of March 19, 2008, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc.
1.1.1 Pricing Agreement dated as of March 19, 2008, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc.
4.3.1 Nineteenth Supplemental Indenture, dated as of March 27, 2008, relating to the 5.00% Senior Notes due 2013, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee
4.3.2 Twentieth Supplemental Indenture, dated as of March 27, 2008, relating to the 6.90% Senior Notes due 2038, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.
March 27, 2008	By:	/s/ Paul Heldman
Paul Heldman
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement dated as of March 19, 2008, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc.

1.1.1	Pricing Agreement dated as of March 19, 2008, among The Kroger Co., its subsidiary guarantors, Banc of America Securities LLC, Barclays Capital Inc. and Citigroup Global Markets Inc.

4.3.1	Nineteenth Supplemental Indenture, dated as of March 27, 2008, relating to the 5.00% Senior Notes due 2013, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee

4.3.2	Twentieth Supplemental Indenture, dated as of March 27, 2008, relating to the 6.90% Senior Notes due 2038, among The Kroger Co., its subsidiary guarantors, and U.S. Bank National Association (formerly known as Firstar Bank, National Association), as Trustee